NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA.

10478

NUMBER
10478

SARS
CORPORATION

SHARES
50,000

AUTHORIZED COMMON STOCK:
500,000,000 SHARES
PAR VALUE: $.001

CUSIP NO. 803791 10 2

Countersigned & Registered
PACIFIC STOCK TRANSFER COMPANY
Las Vegas, Nevada
TRANSFER AGENT AND REGISTRAR

By: ____________

This Certifies that ***ANDRONICS LTD***

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL WHICH IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

Is The Record Holder Of ***FIFTY THOUSAND ***

Shares of **SARS CORPORATION** Common Stock

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: April 7, 2008

SARS CORPORATION CORPORATE Seal NEVADA

SECRETARY

PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT.........................Custodian........................ (Cust) (Minor)
TEN ENT	- as tenants by the entireties	
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	Act.. (State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ *hereby sell, assign and transfer unto*
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____, *Attorney*
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

*Dated*______________________________

X____

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY